HAGERTY Q3 2023 | 2 FORWARD LOOKING STATEMENTS / NON-GAAP FINANCIAL MEASURES This presentation contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts. These forward-looking statements reflect our current expectations and projections with respect to our expected future business and financial performance, including, among other things: (i) expected operating results, such as revenue growth and financial position; (ii) changes in the market for our products and services; (iii) our plans to expand market share, including planned investments and partnerships; (iv) anticipated business objectives; and (v) the strength of our business model. These statements may be preceded by, followed by, or include the words “anticipate,” “believe,” “envision,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “outlook,” “plan,” “potential,” “project,” “seek,” “target,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning. A number of factors could cause actual results or outcomes to differ materially from those indicated by these forward-looking statements. These factors include, among other things, our ability to: (i) compete effectively within our industry and attract and retain members; (ii) maintain key strategic relationships with our insurance distribution and underwriting carrier partners; (iii) prevent, monitor and detect fraudulent activity; (iv) manage risks associated with disruptions, interruptions, outages or other issues with our technology platforms or our use of third-party services; (v) accelerate the adoption of our membership products as well as any new insurance programs and products we offer; (vi) manage the cyclical nature of the insurance business, including through any periods of recession, economic downturn or inflation; (vii) address unexpected increases in the frequency or severity of claims; (viii) comply with the numerous laws and regulations applicable to our business, including state, federal, and foreign laws relating to insurance and rate increases, privacy, the internet and accounting matters; (ix) manage risks associated with being a controlled company; and (x) successfully defend any litigation, government inquiries and investigation. The forward- looking statements herein represent our judgment as of the date of this release and we disclaim any intent or obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. This presentation should be read in conjunction with the information included in our filings with the SEC and press releases. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods. In addition, this presentation contains certain “non-GAAP financial measures”. The non-GAAP measures are presented for supplemental informational purposes only. Reconciliations to the most directly comparable financial measure calculated and presented in accordance with GAAP are provided in the appendix to this presentation.

HAGERTY Q3 2023 | 3 Total Revenue growth of 28% Written Premium growth of 16% Marketplace revenue of $25 million, growth of 210% Significantly improved profitability » Added over 200,000 new customers » Launched State Farm partnership in four states » Received financial strength rating of A- (Excellent) from AM Best » Net Income1 of $19 million compared to $35 million » Adjusted EBITDA2 of $78 million compared to $0 million 1 Net Income in the prior year period included a $35 million revaluation gain and a $38 million change in fair value of warrant liabilities. 2 See Appendix for additional information regarding this non-GAAP financial measure. 3 Total revenue growth of 26-27% and Total Written Premium growth of 15-16% expected in 2023. Y TD Q3 2023 HIGHLIGHTS INCREASED 2023 OUTLOOK IN THOUSANDS REVISED OUTLOOK PRIOR OUTLOOK Total Revenue3 $992,000-$1,00,000 $968,000-$1,000,000 Total Written Premium3 $893,000-$901,000 $878,000-$894,000 Net Income $2,000-$12,000 ($12,000)-$8,000 Adjusted EBITDA2 $75,000-$85,000 $60,000-$80,000 Deliver sustained top-line momentum in 2023 with significantly improved profitability

HAGERTY MARKETPLACE

- Hagerty Marketplace was created to help consumers buy and sell enthusiast vehicles. Large and growing market opportunity with ~300,000 cars transacting for ~$12.5 billion through Hagerty's insurance book during 2022.
- We seek to provide an unmatched online and live Marketplace experience for consumers by serving as the trusted brand for auto enthusiasts, offering certification services, title and escrow, financing options and other high-value services that differentiate our product from competitors.
- Other material opportunities include insurance sales and Hagerty Driver's Club (HDC) memberships.
- Proven leadership team with strong cultural fit.
- During the first nine months of 2023, Marketplace delivered $24.9 million in revenue from live auctions, private sales, online marketplace as well as financing.

HAGERTY Q3 2023 | 4

HAGERTY Q3 2023 | 5 » Began activating State Farm agents to offer State Farm Classic+ policies and Hagerty Drivers Club in four initial states in September of 2023 » 480,000+ existing collector car policies plus up to 75% HDC enrollment possible on new insurance policies sold by State Farm’s ~19,500 agents » Anticipated average annual revenue per customer: $85-$110 » State Farm aligned in the success of the 10-year commercial partnership with an initial $500 million investment in Hagerty in 2021 as well as an additional $50 million investment in June of 2023 and $25 million long-term financing for Hagerty Re HAGERT Y + STATE FARM PARTNERSHIP

Deliver sustained top-line momentum in 2023 with significantly improved profitability On track to deliver Total Revenue growth of 26-27% powered by Written Premium growth of 15-16% » Sustain double-digit Written Premium growth trajectory » Deliver an unmatched online and live Marketplace experience » Drive loyalty, referrals and incremental revenue and profit from Membership Continued evolution into an integrated insurance business » Increase Hagerty Re’s quota share reinsurance agreement in the U.S. and U.K. to ~80% Significantly improving profitability ($75 million to $85 million in Adjusted EBITDA1) through operational efficiencies and cost containment measures 1 See Appendix for additional information regarding this non-GAAP measure. 2023 PRIORITIES HAGERTY Q3 2023 | 6

HAGERTY Q3 2023 | 71 See Appendix for additional information regarding this non-GAAP measure. Y TD Q3 2023 FINANCIAL HIGHLIGHTS $755M +28% +16% $714M 41.5% 88.2% $17M $78M $19M $0.04

REVENUE COMPONENTS

Total Revenue



Q3
YTD
Millions
Commission + fee revenue[1]
Membership, marketplace + other revenue
Earned premium in Hagerty Re
GROWTH 27%
$216
$85
$24
$107
$276
$103
$33
$140
Growth
21%
37%
30%
Q3 2022
Q3 2023
GROWTH 28%
$590
$243
$56
$291
$755
$288
$83
$384
Growth
18%
47%
32%
YTD Q3 2022
YTD Q3 2023

YTD Q3 2023 Highlights

Commission + fee revenue (+18%)

» Written premium growth of 16%

» Policies in Force retention of 88%

Membership, marketplace + other revenue (+47%)

» Membership revenue growth of 20%

» Marketplace revenue growth of 210%

» 80% of new insurance customers joined Hagerty Drivers Club (HDC)

Earned premium in Hagerty Re (+32%)

» Contractual quota share[2] increased to ~80% in 2023

[1] Includes base commissions, payment plan fees and contingent underwriting commissions.

[2] Currently applies to U.S. and U.K. programs. Generally described as an arrangement where underwriting risk and profit is shared proportionately.

HAGERTY Q3 2023 | 8

HAGERTY Q3 2023 | 9 1 Other unusual items primarily includes a net legal settlement accrual recognized in the three and nine months ended September 30, 2023 and non-restructuring severance expense recognized in the nine months ended September 30, 2022. 2 See Appendix for additional information regarding this non-GAAP financial measure. Adjusted EBITDANet Income Adjusted EBITDA IN THOUSANDS Q3 2023 Q3 2022 YTD 2023 YTD 2022 Net income $18,623 $24,313 $19,137 $34,636 Interest and other (income) expense (6,260) (662) (15,677) 375 Income tax (benefit) expense 4,604 (91) 12,002 4,077 Depreciation and amortization 10,753 8,890 34,893 24,337 Restructuring, impairment and related charges, net 473 — 8,857 — Change in fair value of warrant liabilities (850) (11,583) 1,419 (37,869) Share-based compensation expense 4,935 3,858 12,869 8,165 Losses and impairments related to divestitures 4,112 — 4,112 — Revaluation gain previously held equity method investment — (34,735) — (34,735) Other unusual items1 987 — 837 1,110 Adjusted EBITDA2 $37,377 $(10,010) $78,449 $96 EARNINGS ANALYSIS 2023 2022 Q3 Q3YTD YTD

HAGERTY Q3 2023 | 10 Strong top-line momentum continuing in 2023 with significantly improved profitability 2023 Outlook Prior Outlook at Q2 2023 IN THOUSANDS Low End Range High End Range Low End Range High End Range Total Revenue1 $992,000 $1,000,000 $968,000 $1,000,000 Total Written Premium1 $893,000 $901,000 $878,000 $894,000 Net Income $2,000 $12,000 $(12,000) $8,000 Adjusted EBITDA2 $75,000 $85,000 $60,000 $80,000 2 See Appendix for additional information regarding this non-GAAP financial measure. 1 Total revenue growth of 26-27% and Total Written Premium growth of 15-16% expected in 2023. Strong top-line momentum continuing in 2023 with significantly improved profitability 2023 OUTLOOK: GROWTH AND PROFITABILIT Y

HAGERTY Q3 2023 | 12 Total Written Premium New Business Count (Insurance) $ IN THOUSANDS Q1 Q2 Q3 Q4 Total 2018 82,514 137,943 123,385 86,621 430,463 2019 96,732 158,501 142,030 99,747 497,010 2020 112,421 184,423 163,520 117,870 578,234 2021 133,707 208,091 192,091 140,417 674,306 2022 154,790 237,697 222,136 162,041 776,664 5 Year Average Total Written Premium % 20% 31% 29% 20% 100% Q1 Q2 Q3 Q4 Total 2018 32,610 56,729 51,795 35,356 176,490 2019 36,848 62,842 57,426 37,585 194,701 2020 41,510 70,622 73,619 50,914 236,665 2021 51,799 77,013 68,077 47,589 244,478 2022 47,514 74,922 68,561 43,523 234,520 5 Year Average New Business Count % 19% 32% 29% 20% 100% 0 50 100 150 200 250 0 10 20 30 40 50 60 70 80 90 North American footprint creates seasonal differences by quarter for written premium and new business count HISTORICAL SEASONALIT Y TRENDS

HAGERTY Q3 2023 | 13 Guest User Counts Q3 2022 Q3 2023 U.S. 1,183,201 1,305,743 Canada 79,271 85,892 Total Guest User Count 1,262,472 1,391,635 Paid Membership Counts U.S. Q3 2022 Q3 2023 Insurance Member 462,289 480,616 Insurance + HDC 660,304 709,468 HDC Standalone 29,769 33,237 Total U.S. Paid Member Count 1,152,362 1,223,321 Canada Insurance Member 82,728 84,713 Insurance + HDC 58,085 63,153 HDC Standalone 1,582 974 Total Canada Paid Member Count 142,395 148,840 Total Insurance Member 545,017 565,329 Insurance + HDC 718,389 772,621 HDC Standalone 31,351 34,211 Total HDC Paid Member Count 749,740 806,832 8% growth Total Paid Member Count 1,294,757 1,372,161 6% growth 1.4 million Paid Members (+6%) HAGERT Y MEMBERSHIP Total Member Count

RECONCILIATION OF NON-GAAP METRICS

Net Income to Adjusted EBITDA

IN THOUSANDS	Q3 2023	Q3 2022	YTD 2023	YTD 2022
Net income	**$18,623**	**$24,313**	**$19,137**	**$34,636**
Interest and other (income) expense	(6,260)	(662)	(15,677)	375
Income tax (benefit) expense	4,604	(91)	12,002	4,077
Depreciation and amortization	10,753	8,890	34,893	24,337
Restructuring, impairment and related charges, net	473	—	8,857	—
Change in fair value of warrant liabilities	(850)	(11,583)	1,419	(37,869)
Share-based compensation expense	4,935	3,858	12,869	8,165
Losses and impairments related to divestitures	4,112	—	4,112	—
Revaluation gain previously held equity method investment	—	(34,735)	—	(34,735)
Other unusual items	987	—	837	1,110
Adjusted EBITDA	**$37,377**	**$(10,010)**	**$78,449**	**$96**

Adjusted EBITDA

We define Adjusted EBITDA as consolidated Net income (loss) excluding interest and other income (expense), income tax (expense) benefit, and depreciation and amortization, adjusted to exclude (i) changes in fair value of warrant liabilities; (ii) share-based compensation expense; and when applicable, (iii) restructuring, impairment and related charges, net; (iv) the net gain or loss from asset disposals; (v) losses and impairments related to divestitures; (vi) revaluation gain on previously held equity method investment; and (vii) certain other unusual items.

We present Adjusted EBITDA because we consider it to be an important supplemental measure of the Company's performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management uses Adjusted EBITDA as a measure of the operating performance of our business on a consistent basis, as it removes the impact of items not directly resulting from our core operations.

By providing this non-GAAP financial measure, together with a reconciliation to net income (loss), which is the most comparable GAAP measure, we believe we are enhancing investors' understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. However, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as an alternative to, or a substitute for net income (loss) or other financial statement data presented in our Condensed Consolidated Financial Statements as indicators of financial performance. Hagerty's Adjusted EBITDA may be determined or calculated differently than similarly titled measures of other companies in our industry, which could reduce the usefulness of this non-GAAP financial measure when comparing our performance to that of other companies.

HAGERTY Q3 2023 | 14

RECONCILIATION OF NON-GAAP METRICS

Basic Earnings Per Share to Adjusted Earnings (Loss) Per Share

IN THOUSANDS (EXCEPT PER SHARE AMOUNTS)	Q3 2023	Q3 2022	YTD 2023	YTD 2022
Numerator:				
Net income available to Class A Common Stockholders[1]	$3,255	$14,714	$3,712	$36,685
Undistributed earnings allocated to Series A Convertible Preferred Stock	261	—	110	—
Accretion of Series A Convertible Preferred Stock	1,838	—	1,838	—
Net income (loss) attributable to non-controlling interest	13,269	9,599	13,477	(2,049)
Consolidated net income	18,623	24,313	19,137	34,636
Change in fair value of warrant liabilities	(850)	(11,583)	1,419	(37,869)
Revaluation gain on previously held equity method investment	—	(34,735)	—	(34,735)
Adjusted consolidated net income (loss)[2]	$17,773	$(22,005)	$20,556	$(37,968)
Denominator:				
Weighted-average shares of Class A Common Stock Outstanding - basic[1]	84,479	82,816	84,042	82,569
Total potentially dilutive shares outstanding:				
Conversion of non-controlling interest Hagerty Group Units to Class A Common Stock	255,499	255,758	255,499	255,758
Conversion of Series A Convertible Preferred Stock to Class A Common Stock	6,785	—	6,785	—
Total unissued share-based compensation awards	8,490	6,878	8,490	6,878
Total warrants outstanding	19,484	19,484	19,484	19,484
Potentially dilutive shares outstanding	290,258	282,120	290,258	282,120
Fully dilutive shares outstanding[2]	374,737	364,936	374,300	364,689
Basic Earnings per Share[1]	$0.04	$0.18	$0.04	$0.44
Adjusted Earnings (Loss) per Share[2]	$0.05	$(0.06)	$0.05	$(0.10)

[1] Numerator and Denominator of the GAAP measure Basic EPS

[2] Numerator and Denominator of the non-GAAP measure Adjusted EPS

Adjusted EPS

We define Adjusted Earnings (Loss) Per Share ("Adjusted EPS") as consolidated Net income (loss), less the change in fair value of our warrants divided by our outstanding and total potentially dilutive securities, which includes (i) the weighted-average issued and outstanding shares of Class A Common Stock; (ii) all issued and outstanding non-controlling interest Hagerty Group Units; (iii) all unexercised warrants; (iv) all unissued share-based compensation awards; and (v) all issued and outstanding shares of the Series A Convertible Preferred Stock.

In the third quarter of 2022, we began removing (i) the change in fair value of our warrants and (ii) the revaluation gain on previously held equity method investment from consolidated Net income (loss) for purposes of calculating Adjusted EPS. For comparability, references to prior period non-GAAP measures have been updated to show the effect of removing the change in the fair value of our warrants from Adjusted EPS. We believe this updated presentation of Adjusted EPS enhances investors' understanding of our financial performance from activities occurring in the ordinary course of our business..

The most directly comparable GAAP measure is basic earnings per share ("Basic EPS"), which is calculated as Net income (loss) available to Class A Common Stockholders divided by the weighted average number of Class A Common Stock shares outstanding during the period.

We caution investors that Adjusted EPS is not a recognized measure under GAAP and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, including Basic EPS, and that Adjusted EPS, as we define it, may be defined or calculated differently by other companies. In addition, Adjusted EPS has limitations as an analytical tool and should not be considered as a measure of profit or loss per share.

HAGERTY Q3 2023 | 15

HAGERTY Q3 2023 | 16 Adjusted EBITDA By providing this non-GAAP financial measure, together with a reconciliation to net income (loss), which is the most comparable GAAP measure, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. However, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation, or as an alternative to, or a substitute for net income (loss) or other financial statement data presented in our Condensed Consolidated Financial Statements as indicators of financial performance. Hagerty's Adjusted EBITDA may be determined or calculated differently than similarly titled measures of other companies in our industry, which could reduce the usefulness of this non-GAAP financial measure when comparing our performance to that of other companies. IN THOUSANDS 2023 Low 2023 High Net Income $2,000 $12,000 Interest and Other (Income) Expense (18,500) (18,500) Income Tax (Benefit) Expense 15,500 15,500 Depreciation and Amortization 44,112 44,112 Restructuring, Impairment and Related Charges, Net 8,857 8,857 Change in Fair Value of Warrant Liabilities 1,419 1,419 Share-based Compensation Expense 17,500 17,500 Losses and impairments related to divestitures 4,112 4,112 Adjusted EBITDA $75,000 $85,000 We present Adjusted EBITDA because we consider it to be an important supplemental measure of the Company's performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management uses Adjusted EBITDA as a measure of the operating performance of our business on a consistent basis, as it removes the impact of items not directly resulting from our core operations. We define Adjusted EBITDA as consolidated Net income (loss) excluding interest and other income (expense), income tax (expense) benefit, and depreciation and amortization, adjusted to exclude (i) changes in fair value of warrant liabilities; (ii) share-based compensation expense; and when applicable, (iii) restructuring, impairment and related charges, net; (iv) the net gain or loss from asset disposals; (v) losses and impairments related to divestitures; (vi) revaluation gain on previously held equity method investment; and (vii) certain other unusual items. Net Income to Adjusted EBITDA RECONCILIATION OF NON-GAAP METRICS | 2023 OUTLOOK

HAGERTY Q3 2023 | 17 RAISED $105M OF CAPITAL IN JUNE OF 2023 TO DRIVE GROWTH AND VALUE CREATION $80M of capital raised at Hagerty, Inc. to support strategic growth initiatives $25M of Tier 2 capital at Hagerty Re provided by State Farm Strong sponsorship from existing strategic investors »$50M from State Farm »$15M from Markel Hagerty family investment of $15M Attractive opportunity to deploy capital to drive profitable growth and returns: »Establish new products to offer differentiated solutions to car enthusiasts »Support growing Marketplace business including Broad Arrow Capital’s lending activity »Working capital as Hagerty continues to pivot to sustainable profitability by creating a scalable platform for growth in Insurance and Membership » » Bolsters cash and liquidity ($264M as of September 30, 2023 with $91M in cash and cash equivalents and $173M available under credit facility) Support growth in our quota share risk taking with Essentia Prepare to take direct risk as we evolve to become a more integrated insurance business Support our efforts to obtain a credit agency rating for Hagerty Re